Exhibit 99.2

HRPT PROPERTIES TRUST

Fourth Quarter 2004

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the December 31, 2003 Consolidated Balance Sheet.

TABLE OF CONTENTS

CORPORATE INFORMATION

Company Profile
Investor Information
Research Coverage

FINANCIAL INFORMATION

Key Financial Data
Consolidated Balance Sheets
Consolidated Statements of Income
Consolidated Statements of Cash Flows
Calculation of EBITDA
Calculation of Funds from Operations (FFO)
Summary Results of Operations by Property Type
Summary Results of Operations by Major Market
Same Property Results and Analysis by Property Type
Same Property Results and Analysis by Major Market
Summary of Equity Investments in Former Subsidiaries
Debt Summary
Debt Maturity Schedule
Leverage and Coverage Ratios
Tenant Improvements, Leasing Costs and Capital Improvements
Acquisitions Information
Financing Activities

PORTFOLIO AND LEASING INFORMATION

Portfolio Summary
Summary of Properties by Major Market
Leasing Summary
Occupancy and Leasing Analysis by Property Type and Major Market
Tenants Representing 1% or More of Total Annualized Rent
Three Year Lease Expiration Schedule by Property Type
Three Year Lease Expiration Schedule by Major Market
Ten Year Portfolio Lease Expiration Schedule

WARNING REGARDING FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS CONTAINED IN THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT FOR THE QUARTER ENDED DECEMBER 31, 2004 ARE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT BELIEFS AND EXPECTATIONS, BUT THEY MAY NOT OCCUR.  THESE STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE STATEMENTS THAT USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION, CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS, COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE, AND CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.  FOR EXAMPLE, SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES; RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE; OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS; AND WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES.  THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

FORWARD LOOKING STATEMENTS WITHIN THIS SUPPLEMENTAL PACKAGE ARE ONLY EXPRESSIONS OF OUR PRESENT EXPECTATIONS AND INTENTIONS AS OF THE DATE OF THIS SUPPLEMENTAL PACKAGE.  FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS MAY BE REQUIRED BY LAW, WE DO NOT INTEND TO IMPLY THAT WE WILL UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRP, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in central business district, or CBD, and suburban areas of major metropolitan markets.  At December 31, 2004, we also owned approximately 10 million square feet of leased commercial and industrial lands located in Oahu, Hawaii.  We have a large concentration of properties leased to the U.S. Government and medical related tenants.  Since our IPO in 1986 through December 31, 2004, we have provided shareholders with average total annual returns of 12.8%.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000® and the Morgan Stanley REIT Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rates, with high credit quality tenants.  It is our goal to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical releated industries and our leased lands in Hawaii.  The growth part of our portfolio includes our multi tenant commercial office buildings, which we believe will generate higher rents and appreciate in value in the future because of their physical qualities and locations.  We also consider our minority holdings in shares of our former subsidiaries to be part of our growth portfolio.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally do not undertake speculative development, but we will sometimes do a build-to-suit project for an existing tenant.

Management:

HRP is managed by Reit Management & Research LLC, or RMR.  RMR is a diversified nationwide real estate company which was founded in 1986 to manage public investments in real estate.  As of December 31, 2004, RMR oversaw one of the largest portfolios of public real estate in the United States, including more than 800 properties, with approximately 80 million square feet, located in 42 states and Washington, DC.  RMR has almost 400 employees in its headquarters and regional offices located throughout the country.  In addition to managing HRP, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels, Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties and three closed end mutual funds which invest in unaffiliated real estate companies.  The public companies managed by RMR had combined total market capitalization of approximately $11 billion as of December 31, 2004. We believe that being managed by RMR is a competitive advantage for HRP because RMR provides HRP with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to HRP at costs that are lower than HRP would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA 02458

(t) (617) 332-3990

(f) (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series A — HRP-A

Preferred Stock Series B — HRP-B

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data as of 12/31/04:

Total properties	375
Total sq. ft. (000s)	44,154
Percent leased	93.0%

Portfolio Concentration as of 12/31/04 (Sq. Ft.):

	Office	Industrial	Total
CBD	24.3%	0.3%	24.6%
Suburban	39.9%	35.5%	75.4%
Total	64.2%	35.8%	100.0%

Portfolio Concentration (Q4 2004 NOI):

	Office	Industrial	Total
CBD	37.8%	0.2%	38.0%
Suburban	46.2%	15.8%	62.0%
Total	84.0%	16.0%	100.0%

Portfolio Concentration by Major Market:

	12/31/04 Sq. Ft.	Q4 2004 NOI
Metro Philadelphia, PA	12.3%	14.8%
Metro Washington, DC	6.0%	11.7%
Metro Boston, MA	6.7%	10.3%
Oahu, HI	22.0%	8.5%
Southern California	3.3%	7.9%
Metro Atlanta, GA	4.2%	5.1%
Metro Austin, TX	6.4%	4.5%
Other Markets	39.1%	37.2%
Total	100.0%	100.0%

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Gerard M. Martin
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee
Chairman of Audit Committee	Chairman of Compensation Committee

Tjarda Clagett
Independent Trustee
Chairman of Nominating and Governance Committee

Senior Management

John A. Mannix	Adam D. Portnoy
President and Chief Operating Officer	Executive Vice President

John C. Popeo	Jennifer B. Clark
Chief Financial Officer, Treasurer and Secretary	Senior Vice President

David M. Lepore	William J. Sheehan
Senior Vice President	Director of Internal Audit and Compliance

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@reitmr.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(email) info@hrpreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8149 or tbonang@reitmr.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

RESEARCH COVERAGE

Equity Research Coverage

A.G. Edwards & Sons	Smith Barney Citigroup
David Aubuchon	John Stewart
(314) 955-5452	(212) 816-1685

Legg Mason	Stifel, Nicolaus
David Fick	Phillip Martin
(410) 539-0000	(312) 832-2756

Merrill Lynch	UBS
Steve Sakwa	Keith A. Mills
(212) 449-0335	(212) 713-3098

Raymond James	Wachovia Securities
Paul Puryear	Stephen Swett
(727) 573-3800	(212) 909-0954

RBC Capital Markets
Jay Leupp
(415) 633-8588

Debt Research Coverage

Bear Stearns & Company	Merrill Lynch
Susan Berliner	John Forrey
(212) 272-3824	(212) 449-1812

Credit Suisse First Boston	Wachovia Securities
Thiery Perrein	Dan Sullivan
(212) 538-8618	(703) 383-6441

Rating Agencies

Moody’s Investor Service	Standard and Poor’s
Karen Nickerson	Jeanne Sarda
(212) 553-4924	(212) 438-2598

HRP is followed by analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRP’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRP or its management.  HRP does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

KEY FINANCIAL DATA

(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2004		9/30/2004		6/30/2004		3/31/2004		12/31/2003

Shares Outstanding:
Common shares outstanding (at end of period)	177,317		177,317		177,278		177,274		142,774
Preferred shares outstanding (at end of period)	20,000		20,000		20,000		20,000		20,000
Weighted average common shares and units outstanding - basic	177,317		177,285		177,276		172,724		142,774
Weighted average common shares and units outstanding - diluted(1)	177,317		177,285		177,276		172,724		142,774

Common Share Data:
Price at end of period	$12.83		$10.99		$10.01		$11.30		$10.09
High during period	$12.99		$11.07		$11.39		$11.37		$10.35
Low during period	$10.96		$9.86		$8.25		$9.76		$9.10
Annualized dividends paid per share	$0.84		$0.84		$0.80		$0.80		$0.80
Annualized dividend yield (at end of period)	6.5%		7.6%		8.0%		7.1%		7.9%

Market Capitalization:
Total debt (book value)	$2,355,031		$2,272,430		$1,596,654		$1,571,076		$1,876,821
Plus: market value of preferred shares (at end of period)	548,440		545,480		530,400		561,560		557,720
Plus: market value of common shares (at end of period)	2,274,977		1,948,714		1,774,553		2,003,196		1,440,590
Total market capitalization	$5,178,448		$4,766,624		$3,901,607		$4,135,832		$3,875,131
Total debt / total market capitalization	45.5%		47.7%		40.9%		38.0%		48.4%

Book Capitalization:
Total debt	$2,355,031		$2,272,430		$1,596,654		$1,571,076		$1,876,821
Plus: total stockholders’ equity	2,307,194		2,313,937		2,325,856		2,337,711		2,011,651
Total book capitalization	$4,662,225		$4,586,367		$3,922,510		$3,908,787		$3,888,472
Total debt / total book capitalization	50.5%		49.5%		40.7%		40.2%		48.3%

Selected Balance Sheet Data:
Total assets	$4,813,330		$4,752,257		$4,045,756		$4,027,411		$4,013,244
Total liabilities	$2,506,136		$2,438,320		$1,719,900		$1,689,700		$2,001,593
Gross book value of real estate assets(2)	$4,814,514		$4,709,543		$4,010,039		$3,957,527		$3,934,697
Equity investments in former subsidiaries (book value)	$207,804		$218,174		$220,445		$222,589		$260,208
Total debt / gross book value of real estate plus equity investments in former subsidiaries(2)	46.9%		46.1%		37.7%		37.6%		44.7%

Selected Income Statement Data:
Total revenues	$167,551		$160,419		$138,801		$136,458		$130,679
EBITDA(3)	$105,105		$102,375		$90,797		$89,404		$86,002
Property net operating income (NOI)(4)	$102,502		$100,168		$87,264		$85,442		$79,611
NOI margin(5)	61.2%		62.4%		62.9%		62.6%		60.9%
Net income	$41,993		$36,401		$35,060		$49,375		$35,164
Preferred distributions	$(11,500)		$(11,500)		$(11,500)		$(11,500)		$(11,500)
Net income available for common shareholders	$30,493		$24,901		$23,560		$37,875		$23,664
Funds from operations (FFO)(6)	$67,493		$69,071		$63,578		$61,063		$56,166
FFO available for common shareholders(6)	$55,993		$57,571		$52,078		$49,563		$44,666
Common distributions paid	$37,236		$37,229		$35,455		$35,454		$28,555

Per Share Data:
Net income available for common shareholders	$0.17		$0.14		$0.13		$0.22		$0.17
FFO available for common shareholders	$0.32		$0.32		$0.29		$0.29		$0.31
Common distributions paid	$0.21		$0.21		$0.20		$0.20		$0.20
FFO payout ratio	66.5%		64.7%		68.1%		71.5%		63.9%

Coverage Ratios:
EBITDA(3) / interest expense	3.0	x	3.3	x	3.6	x	3.4	x	3.2	x
EBITDA(3) / interest expense and preferred distributions	2.2	x	2.4	x	2.5	x	2.4	x	2.2	x

(1)          HRP has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)          Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations relating to FAS 141.

(3)          See page 13 for calculation of EBITDA.

(4)          Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; it excludes income from other investments.

(5)          NOI margin is defined as property net operating income, or NOI, as a percentage of total revenues.

(6)          See page 14 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of December 31, 2004	As of December 31, 2003
		(audited)
ASSETS
Real estate properties, at cost:
Land	$928,106	$852,983
Buildings and improvements	3,756,963	3,038,983
	4,685,069	3,891,966
Accumulated depreciation	(454,411)	(363,015)
	4,230,658	3,528,951
Acquired real estate leases	149,063	68,983
Equity investments in former subsidiaries	207,804	260,208
Cash and cash equivalents	21,961	11,526
Restricted cash	22,257	10,674
Rents receivable, net of allowance for doubtful accounts of $4,594 and $4,568, respectively	113,504	83,973
Other assets, net	68,083	48,929
Total assets	$4,813,330	$4,013,244

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$175,000	$412,000
Senior unsecured debt, net	1,739,624	1,136,311
Mortgage notes payable, net	440,407	328,510
Accounts payable and accrued expenses	67,716	60,541
Acquired real estate lease obligations	39,843	33,206
Rent collected in advance	15,208	13,135
Security deposits	11,920	9,520
Due to affiliates	16,418	8,370
Total liabilities	2,506,136	2,001,593

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series A preferred shares; 9 7/8% cumulative redeemable at par on February 22, 2006; 8,000,000 shares issued and outstanding, aggregate liquidation preference $200,000	193,086	193,086
Series B preferred shares; 8 3/4% cumulative redeemable at par on September 12, 2007; 12,000,000 shares issued and outstanding, aggregate liquidation preference $300,000	289,849	289,849
Common shares of beneficial interest, $0.01 par value:
200,000,000 shares authorized; 177,316,525 and 142,773,925 shares issued and outstanding, respectively	1,773	1,428
Additional paid in capital	2,394,946	2,071,203
Cumulative net income	1,287,790	1,124,961
Cumulative common distributions	(1,729,587)	(1,584,213)
Cumulative preferred distributions	(130,663)	(84,663)
Total shareholders’ equity	2,307,194	2,011,651
Total liabilities and shareholders’ equity	$4,813,330	$4,013,244

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Revenues:
Rental income(1)	$167,551	$130,679	$603,229	$500,316
Total revenues	167,551	130,679	603,229	500,316

Expenses:
Operating expenses	65,049	51,068	227,853	192,813
Depreciation and amortization	33,097	24,330	112,380	93,273
General and administrative	6,696	5,015	25,170	19,338
Total expenses	104,842	80,413	365,403	305,424

Operating income	62,709	50,266	237,826	194,892

Interest income	184	157	638	411
Interest expense (including amortization of note discounts and premiums and deferred financing fees of $755, $1,509, $4,341 and $5,975, respectively)	(35,363)	(26,957)	(118,212)	(101,144)
Loss on early extinguishment of debt	—	—	(2,866)	(3,238)
Equity in earnings of equity investments	4,322	11,698	15,457	23,525
Gain on sale of shares of equity investments(2)	6,745	—	21,550	—
Gain on issuance of shares by equity investees(2)	3,396	—	8,436	—
Net income	41,993	35,164	162,829	114,446
Preferred distributions	(11,500)	(11,500)	(46,000)	(46,000)
Net income available for common shareholders	$30,493	$23,664	$116,829	$68,446

Weighted average common shares outstanding	177,317	142,774	176,157	136,270

Basic and diluted earnings per common share:
Net income available for common shareholders	$0.17	$0.17	$0.66	$0.50

Additional Data:
General and administrative expenses / total revenues	4.0%	3.8%	4.2%	3.9%
General and administrative expenses / total assets (at end of period)	0.1%	0.1%	0.5%	0.5%

Non cash straight line rent adjustments (FAS 13)(1)	$7,297	$4,667	$22,273	$16,559
Lease value amortization (FAS 141)(1)	$(1,884)	$60	$(3,007)	$1,095
Lease termination fees included in rental income	$1,506	$680	$3,745	$3,269
Capitalized interest expense	$—	$—	$—	$—

(1)          We report rental income on a straight-line basis over the terms of the respective leases.  Rental income includes non-cash straight-line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)          We account for our common share investments in Senior Housing Properties Trust, or Senior Housing, and Hospitality Properties Trust, or Hospitality Properties, using the equity method of accounting.  During the year ended December 31, 2004, we sold 4,148,500 of our Senior Housing common shares and recognized a gain of $21,550.  In addition, we recognized gains of $8,436 during the year ended December 31, 2004, as a result of share issuances by Senior Housing and Hospitality Properties at prices above our per share carrying value.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Cash flows from operating activities:
Net income	$41,993	$35,164	$162,829	$114,446
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	27,790	20,766	95,977	79,661
Amortization of note discounts and premiums and deferred financing fees	755	1,509	4,341	5,975
Amortization of acquired real estate leases	5,354	1,853	13,271	6,954
Other amortization	1,836	1,651	6,139	5,563
Loss on early extinguishment of debt	—	—	2,866	3,238
Equity in earnings of equity investments	(4,322)	(11,698)	(15,457)	(23,525)
Gain on sale of shares of equity investments	(6,745)	—	(21,550)	—
Gain on issuance of shares by equity investees	(3,396)	—	(8,436)	—
Distributions of earnings from equity investments	4,322	5,805	15,457	21,383
Change in assets and liabilities:
Decrease (increase) in restricted cash	3,871	(823)	(11,583)	1,858
Increase in rents receivable and other assets	(7,767)	(3,665)	(54,346)	(32,346)
Increase in accounts payable and accrued expenses	204	4,280	7,175	11,139
(Decrease) increase in rent collected in advance	(1,417)	836	2,073	2,200
Increase in security deposits	410	221	2,400	1,076
(Decrease) increase in due to affiliates	(14,402)	(6,297)	8,048	2,834
Cash provided by operating activities	48,486	49,602	209,204	200,456

Cash flows from investing activities:
Real estate acquisitions and improvements	(102,003)	(515,006)	(765,091)	(832,826)
Distributions in excess of earnings from equity investments	1,649	1,046	9,115	6,021
Proceeds from sale of common shares of equity investment	18,862	—	73,275	—
Proceeds from sale of real estate	—	—	—	385
Cash used for investing activities	(81,492)	(513,960)	(682,701)	(826,420)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	—	—	323,639	124,618
Proceeds from borrowings	113,000	669,450	1,660,436	1,223,454
Payments on borrowings	(35,660)	(173,151)	(1,302,580)	(564,989)
Deferred financing fees	(206)	(1,404)	(6,189)	(3,319)
Distributions to common shareholders	(37,236)	(28,555)	(145,374)	(108,658)
Distributions to preferred shareholders	(11,500)	(11,500)	(46,000)	(46,000)
Cash provided by financing activities	28,398	454,840	483,932	625,106

(Decrease) increase in cash and cash equivalents	(4,608)	(9,518)	10,435	(858)
Cash and cash equivalents at beginning of period	26,569	21,044	11,526	12,384
Cash and cash equivalents at end of period	$21,961	$11,526	$21,961	$11,526

Supplemental cash flow information:
Interest paid	$19,868	$17,706	$101,255	$82,771

Non cash investing activities:
Real estate acquisitions	$(5,581)	$—	$(119,958)	$—

Non cash financing activities:
Issuance of common shares	$—	$5	$449	$972
Assumption of mortgage notes payable	5,581	—	119,958	—

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

CALCULATION OF EBITDA

(dollars in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2004	12/31/2003	12/31/2004	12/31/2003

Net income	$41,993	$35,164	$162,829	$114,446
Plus: interest expense	35,363	26,957	118,212	101,144
Plus: income taxes	—	—	—	—
Plus: depreciation and amortization	33,097	24,330	112,380	93,273
Plus: loss on early exinguishment of debt	—	—	2,866	3,238
Less: gain on sale of shares of equity investments	(6,745)	—	(21,550)	—
Less: gain on issuance of shares by equity investees	(3,396)	—	(8,436)	—
Less: equity in earnings of equity investments	(4,322)	(11,698)	(15,457)	(23,525)
Plus: EBITDA from equity investments	9,115	11,249	36,837	42,871
EBITDA	$105,105	$86,002	$387,681	$331,447

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of current operating performance among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(dollars in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2004	12/31/2003	12/31/2004	12/31/2003

Net income	$41,993	$35,164	$162,829	$114,446
Plus: depreciation and amortization	33,097	24,330	112,380	93,273
Loss on early extinguishment of debt:
Add: amount included in total expenses	—	—	2,866	3,238
Less: portion settled in cash	—	—	—	—
Less: gain on sale of shares of equity investments	(6,745)	—	(21,550)	—
Less: gain on issuance of shares by equity investees	(3,396)	—	(8,436)	—
Less: equity in earnings of equity investments	(4,322)	(11,698)	(15,457)	(23,525)
Plus: FFO from equity investments	6,866	8,370	28,573	32,826
FFO	67,493	56,166	261,205	220,258
Less: preferred distributions	(11,500)	(11,500)	(46,000)	(46,000)
FFO available for common shareholders	$55,993	$44,666	$215,205	$174,258

We compute FFO and FFO available for common shareholders as shown above.  Our calculation of FFO differs from the NAREIT definition because we exclude loss on early extinguishment of debt not settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of current operating performance among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of future performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended		As of and For the Year Ended
	12/31/2004	12/31/2003	12/31/2004	12/31/2003

Number of Properties:

Office	278	212	278	212
Industrial	97	26	97	26
Total	375	238	375	238

CBD	50	48	50	48
Suburban	325	190	325	190
Total	375	238	375	238

Square Feet:

Office	28,329	23,171	28,329	23,171
Industrial	15,825	12,724	15,825	12,724
Total	44,154	35,895	44,154	35,895

CBD	10,889	10,416	10,889	10,416
Suburban	33,265	25,479	33,265	25,479
Total	44,154	35,895	44,154	35,895

Percent Leased(1):

Office	91.0%	91.0%	91.0%	91.0%
Industrial	96.5%	98.2%	96.5%	98.2%
Total	93.0%	93.5%	93.0%	93.5%

CBD	92.9%	93.8%	92.9%	93.8%
Suburban	93.0%	93.4%	93.0%	93.4%
Total	93.0%	93.5%	93.0%	93.5%

Rental Income(2):

Office	$143,460	$120,030	$518,828	$470,161
Industrial	24,091	10,649	84,401	30,155
Total	$167,551	$130,679	$603,229	$500,316

CBD	$68,497	$64,982	$268,879	$262,819
Suburban	99,054	65,697	334,350	237,497
Total	$167,551	$130,679	$603,229	$500,316

Net Operating Income (NOI)(3):

Office	$86,140	$73,490	$314,938	$290,348
Industrial	16,362	6,121	60,438	17,155
Total	$102,502	$79,611	$375,376	$307,503

CBD	$38,983	$38,067	$156,602	$156,513
Suburban	63,519	41,544	218,774	150,990
Total	$102,502	$79,611	$375,376	$307,503

NOI Margin(4):

Office	60.0%	61.2%	60.7%	61.8%
Industrial	67.9%	57.5%	71.6%	56.9%
Total	61.2%	60.9%	62.2%	61.5%

CBD	56.9%	58.6%	58.2%	59.6%
Suburban	64.1%	63.2%	65.4%	63.6%
Total	61.2%	60.9%	62.2%	61.5%

(1)          Percent leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

(2)          Includes some triple net lease rental income.

(3)          Net operating income, or NOI, is defined as property rental income less property operating expenses.

(4)          NOI margin is defined as net operating income, or NOI, as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended		As of and For the Year Ended
	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Number of Properties:
Metro Philadelphia, PA	21	21	21	21
Metro Washington, DC	20	16	20	16
Metro Boston, MA	39	36	39	36
Oahu, HI	12	11	12	11
Southern California	24	18	24	18
Metro Atlanta, GA	36	—	36	—
Metro Austin, TX	26	26	26	26
Other markets	197	110	197	110
Total	375	238	375	238

Square Feet:
Metro Philadelphia, PA	5,452	5,452	5,452	5,452
Metro Washington, DC	2,645	2,214	2,645	2,214
Metro Boston, MA	2,979	2,574	2,979	2,574
Oahu, HI	9,699	9,755	9,699	9,755
Southern California	1,444	1,265	1,444	1,265
Metro Atlanta, GA	1,845	—	1,845	—
Metro Austin, TX	2,809	2,809	2,809	2,809
Other markets	17,281	11,826	17,281	11,826
Total	44,154	35,895	44,154	35,895

Percent Leased(1):
Metro Philadelphia, PA	91.6%	95.5%	91.6%	95.5%
Metro Washington, DC	94.6%	92.4%	94.6%	92.4%
Metro Boston, MA	92.4%	89.2%	92.4%	89.2%
Oahu, HI	99.4%	98.8%	99.4%	98.8%
Southern California	97.0%	94.9%	97.0%	94.9%
Metro Atlanta, GA	92.6%	—	92.6%	—
Metro Austin, TX	80.2%	77.4%	80.2%	77.4%
Other markets	91.4%	92.9%	91.4%	92.9%
Total	93.0%	93.5%	93.0%	93.5%

Rental Income(2):
Metro Philadelphia, PA	$30,794	$34,034	$131,469	$139,647
Metro Washington, DC	18,626	15,118	66,234	61,399
Metro Boston, MA	15,166	12,230	54,630	43,018
Oahu, HI	10,748	2,944	42,205	2,944
Southern California	11,968	9,681	42,622	38,593
Metro Atlanta, GA	8,442	—	14,813	—
Metro Austin, TX	9,032	10,633	38,317	42,675
Other markets	62,775	46,039	212,939	172,040
Total	$167,551	$130,679	$603,229	$500,316

Net Operating Income (NOI)(3):
Metro Philadelphia, PA	$15,148	$19,045	$71,676	$80,374
Metro Washington, DC	11,987	9,823	42,752	40,484
Metro Boston, MA	10,588	7,902	39,635	29,689
Oahu, HI	8,712	2,495	34,582	2,495
Southern California	8,087	6,422	27,823	25,937
Metro Atlanta, GA	5,229	—	9,404	—
Metro Austin, TX	4,571	5,685	18,173	21,873
Other markets	38,180	28,239	131,331	106,651
Total	$102,502	$79,611	$375,376	$307,503

NOI Margin(4):
Metro Philadelphia, PA	49.2%	56.0%	54.5%	57.6%
Metro Washington, DC	64.4%	65.0%	64.5%	65.9%
Metro Boston, MA	69.8%	64.6%	72.6%	69.0%
Oahu, HI	81.1%	84.7%	81.9%	84.7%
Southern California	67.6%	66.3%	65.3%	67.2%
Metro Atlanta, GA	61.9%	—	63.5%	—
Metro Austin, TX	50.6%	53.5%	47.4%	51.3%
Other markets	60.8%	61.3%	61.7%	62.0%
Total	61.2%	60.9%	62.2%	61.5%

(1)          Percent leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

(2)          Includes some triple net lease rental income.

(3)          Net operating income, or NOI, is defined as property rental income less property operating expenses.

(4)          NOI margin is defined as net operating income, or NOI, as a percentage of rental income.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended(1)		As of and For the Year Ended(2)
	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Office:
Properties	210	210	198	198
Total sq. ft.	23,043	23,043	21,160	21,160
Percent leased(3)	90.6%	90.9%	90.1%	90.4%
Rental income(4)	$118,622	$119,603	$439,471	$448,354
Net operating income (NOI)(5)	$70,481	$73,204	$263,947	$275,966
NOI margin(6)	59.4%	61.2%	60.1%	61.6%

Industrial:
Properties	14	14	13	13
Total sq. ft.	2,733	2,733	2,067	2,067
Percent leased(3)	93.6%	95.8%	91.6%	94.4%
Rental income(4)	$7,206	$7,654	$23,498	$22,961
Net operating income (NOI)(5)	$4,106	$3,584	$13,173	$11,232
NOI margin(6)	57.0%	46.8%	56.1%	48.9%

CBD:
Properties	47	47	46	46
Total sq. ft.	10,263	10,263	9,711	9,711
Percent leased(3)	92.5%	93.7%	92.5%	93.6%
Rental income(4)	$65,427	$64,911	$250,263	$251,683
Net operating income (NOI)(5)	$37,035	$38,009	$145,894	$150,206
NOI margin(6)	56.6%	58.6%	58.3%	59.7%

Suburban:
Properties	177	177	165	165
Total sq. ft.	15,513	15,513	13,516	13,516
Percent leased(3)	89.9%	89.9%	88.7%	88.7%
Rental income(4)	$60,401	$62,346	$212,706	$219,632
Net operating income (NOI)(5)	$37,552	$38,779	$131,226	$136,992
NOI margin(6)	62.2%	62.2%	61.7%	62.4%

Total:
Properties	224	224	211	211
Total sq. ft.	25,776	25,776	23,227	23,227
Percent leased(3)	90.9%	91.4%	90.3%	90.7%
Rental income(4)	$125,828	$127,257	$462,969	$471,315
Net operating income (NOI)(5)	$74,587	$76,788	$277,120	$287,198
NOI margin(6)	59.3%	60.3%	59.9%	60.9%

(1)          Based on properties owned continuously since 10/1/2003.

(2)          Based on properties owned continuously since 1/1/2003.

(3)          Percent leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Net operating income, or NOI, is defined as property rental income less property operating expenses.

(6)          NOI margin is defined as net operating income, or NOI, as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended(1)		As of and For the Year Ended(2)
	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Metro Philadelphia, PA
Properties	21	21	21	21
Total sq. ft.	5,452	5,452	5,452	5,452
Percent leased(3)	91.6%	95.5%	91.6%	95.5%
Rental income(4)	$30,794	$34,034	$131,469	$139,647
Net operating income (NOI)(5)	$15,148	$19,045	$71,676	$80,374
NOI margin(6)	49.2%	56.0%	54.5%	57.6%

Metro Washington, D.C.:
Properties	16	16	16	16
Total sq. ft.	2,215	2,215	2,215	2,215
Percent leased(3)	93.9%	92.4%	93.9%	92.4%
Rental income(4)	$15,623	$15,118	$60,786	$61,399
Net operating income (NOI)(5)	$9,761	$9,822	$38,686	$40,483
NOI margin(6)	62.5%	65.0%	63.6%	65.9%

Metro Boston, MA:
Properties	36	36	30	30
Total sq. ft.	2,577	2,577	1,792	1,792
Percent leased(3)	91.4%	89.2%	89.4%	86.4%
Rental income(4)	$12,902	$12,230	$38,790	$36,395
Net operating income (NOI)(5)	$9,241	$7,901	$28,217	$24,359
NOI margin(6)	71.6%	64.6%	72.7%	66.9%

Oahu, HI:
Properties	—	—	—	—
Total sq. ft.	—	—	—	—
Percent leased(3)	0.0%	0.0%	0.0%	0.0%
Rental income(4)	$—	$—	$—	$—
Net operating income (NOI)(5)	$—	$—	$—	$—
NOI margin(6)	0.0%	0.0%	0.0%	0.0%

Southern California:
Properties	17	17	17	17
Total sq. ft.	1,198	1,198	1,198	1,198
Percent leased(3)	98.1%	94.6%	98.1%	94.6%
Rental income(4)	$10,728	$9,468	$39,651	$38,380
Net operating income (NOI)(5)	$7,307	$6,279	$25,953	$25,794
NOI margin(6)	68.1%	66.3%	65.5%	67.2%

Metro Atlanta, GA:
Properties	—	—	—	—
Total sq. ft.	—	—	—	—
Percent leased(3)	0.0%	0.0%	0.0%	0.0%
Rental income(4)	$—	$—	$—	$—
Net operating income (NOI)(5)	$—	$—	$—	$—
NOI margin(6)	0.0%	0.0%	0.0%	0.0%

Metro Austin, TX:
Properties	26	26	26	26
Total sq. ft.	2,809	2,809	2,809	2,809
Percent leased(3)	80.2%	77.4%	80.2%	77.4%
Rental income(4)	$9,032	$10,633	$38,317	$42,675
Net operating income (NOI)(5)	$4,571	$5,685	$18,173	$21,873
NOI margin(6)	50.6%	53.5%	47.4%	51.3%

Other Markets:
Properties	108	108	101	101
Total sq. ft.	11,525	11,525	9,761	9,761
Percent leased(3)	91.8%	92.7%	90.8%	91.8%
Rental income(4)	$46,749	$45,774	$153,956	$152,819
Net operating income (NOI)(5)	$28,559	$28,056	$94,415	$94,315
NOI margin(6)	61.1%	61.3%	61.3%	61.7%

Total:
Properties	224	224	211	211
Total sq. ft.	25,776	25,776	23,227	23,227
Percent leased(3)	90.9%	91.4%	90.3%	90.7%
Rental income(4)	$125,828	$127,257	$462,969	$471,315
Net operating income (NOI)(5)	$74,587	$76,788	$277,120	$287,198
NOI margin(6)	59.3%	60.3%	59.9%	60.9%

(1)         Based on properties owned continuously since 10/1/2003.

(2)         Based on properties owned continuously since 1/1/2003.

(3)         Percent leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

(4)         Includes some triple net lease rental income.

(5)         Net operating income, or NOI, is defined as property rental income less property operating expenses.

(6)         NOI margin is defined as net operating income, or NOI, as a percentage of rental income.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

SUMMARY OF EQUITY INVESTMENTS IN FORMER SUBSIDIARIES

(dollars in thousands)

	As of December 31, 2004	As of September 30, 2004	As of June 30, 2004	As of March 31, 2004	As of December 31, 2003
Common shares owned by HRP:
Hospitality Properties Trust	4,000,000	4,000,000	4,000,000	4,000,000	4,000,000
Senior Housing Properties Trust(1)	8,660,738	9,660,738	9,660,738	9,660,738	12,809,238

Percent owned by HRP:
Hospitality Properties Trust	6.0%	6.0%	6.0%	6.0%	6.4%
Senior Housing Properties Trust(1)	12.6%	15.2%	15.2%	15.2%	21.9%

Percent of HRP’s total assets (book value):
Hospitality Properties Trust	2.1%	2.1%	2.5%	2.5%	2.5%
Senior Housing Properties Trust(1)	2.3%	2.5%	2.9%	3.0%	4.0%
Total	4.3%	4.6%	5.4%	5.5%	6.5%

Carrying book value on HRP’s balance sheet:
Hospitality Properties Trust	$99,136	$100,002	$101,184	$102,492	$99,708
Senior Housing Properties Trust(1)	108,668	118,172	119,261	120,097	160,500
Total	$207,804	$218,174	$220,445	$222,589	$260,208

Market value of shares owned by HRP:
Hospitality Properties Trust	$184,000	$169,960	$169,200	$185,600	$165,120
Senior Housing Properties Trust(1)	164,034	172,154	162,204	188,384	220,703
Total	$348,034	$342,114	$331,404	$373,984	$385,823

	For the Three Months Ended		For the Year Ended
	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Equity in earnings of equity investments:
Hospitality Properties Trust	$2,014	$8,775	$6,874	$13,662
Senior Housing Properties Trust(1)	2,308	2,923	8,583	9,863
	$4,322	$11,698	$15,457	$23,525

EBITDA from equity investments:
Hospitality Properties Trust	$4,067	$4,513	$15,544	$16,446
Senior Housing Properties Trust(1)	5,048	6,736	21,293	26,425
	$9,115	$11,249	$36,837	$42,871

FFO from equity investments:
Hospitality Properties Trust	$3,405	$3,920	$14,045	$14,874
Senior Housing Properties Trust(1)	3,461	4,450	14,528	17,952
	$6,866	$8,370	$28,573	$32,826

Cash distributions from equity investments:
Hospitality Properties Trust	$2,880	$2,880	$11,520	$11,520
Senior Housing Properties Trust(1)	3,091	3,971	13,052	15,884
	$5,971	$6,851	$24,572	$27,404

(1)         In January, February and December 2004, we sold 4,148,500 shares of Senior Housing Properties Trust in underwritten public offerings for $77,163 ($73,275 net of commissions and other expenses).  We recognized gains of $21,550.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

DEBT SUMMARY

(dollars in thousands)

		Coupon Rate	Interest Rate(1)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Secured Debt:

Secured debt	See note(2)(3)	8.700%	4.7500%	$76,039	10/11/2020	$9,036	15.8
Secured debt	Executive Park, Atlanta, GA, excluding buildings 3, 5 and 12(4)	8.500%	5.0700%	29,750	4/11/2028	4,937	23.3
Secured debt	2665 Long Lake Road, Minneapolis, MN	7.020%	7.0200%	16,589	2/1/2008	15,724	3.1
Secured debt	4545 Seton Center Parkway, Austin, TX	8.400%	8.4000%	10,044	3/1/2007	9,433	2.2
Secured debt	2420 and 2430 Stevens Center, Richland, WA	8.000%	8.0000%	6,546	11/15/2008	1,004	3.9
Secured debt	138 Delaware Avenue, Buffalo, NY	5.170%	5.1700%	5,944	1/1/2009	134	4.0
Secured debt	One Franklin Plaza, Philadelphia, PA(5)	6.794%	7.3827%	43,407	1/1/2029	2,478	24.0
Secured debt	See note(6)	6.814%	7.8420%	249,219	1/31/2011	225,547	6.1
Secured debt	179 and 183 Sully’s Trail, Rochester, NY	6.000%	6.0000%	5,580	10/11/2012	4,507	7.8
Total / weighted average secured debt		7.278%		$443,118		$272,800	10.4

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 bps)(7)		2.400%	2.4000%	$175,000	4/28/2006	$175,000	1.3
Term loan (LIBOR + 80 bps)		2.300%	2.3000%	350,000	8/24/2009	350,000	4.6
Total / weighted average unsecured floating rate debt		2.333%		$525,000		$525,000	3.5

Unsecured Fixed Rate Debt:
Senior notes due 2005		6.700%	6.8238%	$100,000	2/23/2005	$100,000	0.1
Senior notes due 2010		8.875%	9.0002%	30,000	8/1/2010	30,000	5.6
Senior notes due 2010		8.625%	8.7702%	20,000	10/1/2010	20,000	5.8
Senior notes due 2012		6.950%	7.1793%	200,000	4/1/2012	200,000	7.3
Senior notes due 2013		6.500%	6.6933%	200,000	1/15/2013	200,000	8.0
Senior notes due 2014		5.750%	5.8276%	250,000	2/15/2014	250,000	9.1
Senior notes due 2015		6.400%	6.6010%	200,000	2/15/2015	200,000	10.1
Senior notes due 2016		6.250%	6.4699%	400,000	8/15/2016	400,000	11.6
Total / weighted average unsecured fixed rate debt		6.440%		$1,400,000		$1,400,000	8.8

Total / weighted average unsecured debt		5.320%		$1,925,000		$1,925,000	7.4

Total / weighted average secured debt		7.278%		$443,118		$272,800	10.4
Total / weighted average unsecured floating rate debt		2.333%		525,000		525,000	3.5
Total / weighted average unsecured fixed rate debt		6.440%		1,400,000		1,400,000	8.8
Total / weighted average debt		5.686%		$2,368,118		$2,197,800	7.9

(1)         Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)         Airport Plaza, San Diego, CA, Bellevue Corporate Plaza, Bellevue (Seattle), WA, Montrose Office Center, Rockville, MD, 6 Buildings at Corporate Square, Atlanta, GA, Parklane Towers, Dearborn, MI, 10 Buildings at Fairlane Commerce Park, Dearborn, MI, and Raintree Industrial Park, Solon (Cleveland), OH.

(3)         The loan becomes prepayable on 7/11/2005.  On 10/11/2005, the interest rate increases to at least 13.7% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2005.

(4)         The loan becomes prepayable on 1/11/2008.  On 4/11/2008, the interest rate increases to at least 13.5% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2008.

(5)         The loan becomes prepayable on 1/31/2011.  On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2011.

(6)         Bridgepoint Square, Austin, TX, Lakewood on the Park, Austin, TX, 1600 Market Street, Philadelphia, PA, Cedars-Sinai Medical Office Towers, Los Angeles, CA, 1250 H Street NW, Washington, DC, and 625 Indiana Avenue, Washington, DC.

(7)         Subsequent to year end, in January 2005, HRP amended this unsecured revolving credit facility.  Among other changes, this amendment extended the maturity of this facility to 4/28/09 and lowered the interest payable on amounts drawn under this facility to LIBOR plus 65 b.p.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
Year of Maturity	Secured Debt	Unsecured Floating Rate Debt		Unsecured Fixed Rate Debt	Total	Weighted Average Interest Rate
2005	$9,761	$—		$100,000	$109,761	6.8%
2006	10,520	175,000	(1)	—	185,520	2.7%
2007	20,483	—		—	20,483	7.8%
2008	27,251	—		—	27,251	7.1%
2009	8,894	350,000		—	358,894	2.5%
2010	9,453	—		50,000	59,453	8.6%
2011	231,203	—		—	231,203	6.8%
2012	10,177	—		200,000	210,177	7.0%
2013	6,056	—		200,000	206,056	6.6%
2014 and thereafter(1)	109,320	—		850,000	959,320	6.4%
	$443,118	$525,000		$1,400,000	$2,368,118	5.7%

(1)         In January 2005, the maturity of this revolving credit facility was extended to 2009.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

LEVERAGE AND COVERAGE RATIOS

	As of and For the Three Months Ended
	12/31/2004		9/30/2004		6/30/2004		3/31/2004		12/31/2003
Leverage Ratios:

Total debt / total assets	48.9%		47.8%		39.5%		39.0%		46.8%
Total debt / gross book value of real estate assets(1)	48.9%		48.3%		39.8%		39.7%		47.7%
Total debt / gross book value of real estate assets plus equity investments in former subsidiaries(1)	46.9%		46.1%		37.7%		37.6%		44.7%
Total debt / total market capitalization	45.5%		47.7%		40.9%		38.0%		48.4%
Total debt / total book capitalization	50.5%		49.5%		40.7%		40.2%		48.3%
Secured debt / total assets	9.1%		9.2%		8.1%		8.1%		8.2%
Variable rate debt / total debt	22.3%		19.6%		17.3%		15.9%		22.0%

Coverage Ratios:

EBITDA / interest expense	3.0	x	3.3	x	3.6	x	3.4	x	3.2	x
EBITDA / interest expense + preferred distributions	2.2	x	2.4	x	2.5	x	2.4	x	2.2	x

(1)         Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations relating to FAS 141.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Tenant improvements (TI)	$14,221	$8,027	$6,072	$3,060
Leasing costs (LC)	10,121	4,264	7,416	3,146
Total TI and LC	24,342	12,291	13,488	6,206

Recurring building improvements	8,470	5,869	3,952	3,003
Development and redevelopment activities	1,684	1,722	2,666	1,575
Total capital improvements, including TI and LC	$34,496	$19,882	$20,106	$10,784

Sq. ft. beginning of period	43,333	36,652	36,026	35,895
Sq. ft. end of period	44,154	43,333	36,652	36,026
Average sq. ft. during period	43,744	39,993	36,339	35,961

Recurring building improvements per average sq. ft. during period	$0.19	$0.15	$0.11	$0.08

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

ACQUISITIONS INFORMATION

(dollars and sq. ft. in thousands)

Acquired	Location	Office/ Industrial	Number of Properties	Sq. Ft.	Purchase Price(1)	Cap Rate(2)	Average Remaining Lease Term(3)	Percent Leased(4)	Major Tenant
Feb-04	Arnold, MO	Office	1	65	$8,300	10.6%	5.6	100.0%	Convergys Customer Management Group, Inc.
Feb-04	Quincy, MA	Office	1	46	7,685	11.9%	4.4	100.0%	American Express Company
	Q1 2004 Subtotal / Weighted Average		2	111	15,985	11.2%	5.1	100.0%

Apr-04	Memphis, TN	Office	1	125	21,000	9.4%	6.9	100.0%	Sparks Corporation, LLC
Jun-04	St. Paul, MN	Industrial	1	423	12,950	10.0%	4.8	98.7%	The Sportsman’s Guide, Inc.
Jun-04	Virginia Beach, VA	Office	1	75	6,750	10.6%	4.7	88.1%	Hayes Seay Mattern & Mattern, Inc.
	Q2 2004 Subtotal / Weighted Average		3	623	40,700	9.8%	5.2	97.7%

Jul-04	Hallwood(5)	Office & Industrial	113	5,156	430,000	10.0%	4.7	86.0%	U.S. Government, Ford Motor Company and Manufacturers & Traders Trust Company
Jul-04	Rockville, MD	Office	3	283	75,300	9.6%	7.9	100.0%	Manugistics, Inc.
Jul-04	Memphis, TN	Office	1	131	11,925	9.9%	2.8	89.6%	U.S. Postal Service
Aug-04	Atlanta, GA	Office	1	177	24,488	11.0%	6.0	97.8%	Affiliated Computer Services, Inc.
Sep-04	Atlanta, GA	Office	1	90	9,460	11.6%	4.3	98.9%	Practice Works System
Sep-04	Monroeville, PA	Office	1	480	64,693	11.2%	6.3	100.0%	Westinghouse Electric Corporation
Sep-04	Quincy, MA	Office	2	356	61,450	9.6%	6.6	99.5%	CitiStreet & Boston Financial Data
	Q3 2004 Subtotal / Weighted Average		122	6,673	677,316	10.1%	5.0	88.9%

Oct-04	Longmont, CO	Industrial	1	547	38,500	11.5%	8.2	90.2%	Intrado, Inc.
Nov-04	Rochester, NY	Office	8	345	45,750	9.6%	6.6	96.4%	Performance Technologies, Inc.
	Q4 2004 Subtotal / Weighted Average		9	892	84,250	10.5%	7.6	92.6%

	Total / weighted average		136	8,299	$818,251	10.1%	5.5	90.1%

(1)         Represents the gross purchase price and excludes closing costs and purchase price allocations relating to FAS 141.

(2)         Represents estimated current GAAP based annual net operating income, or NOI, which is defined as property rental income less property operating expenses, divided by the purchase price.

(3)         Average remaining lease term based on rental income as of the date acquired.

(4)         Percent leased as of the date acquired.

(5)         Represents our acquisition of Hallwood Realty Partners, L.P., which included properties located in Atlanta, GA, Dearborn, MI, Baltimore and Rockville, MD, Bellevue, Kent and Tukwila (Seattle), WA, Solon (Cleveland), OH and Sacremento and San Diego, CA.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

FINANCING ACTIVITIES

(share amounts and dollars in thousands)

	For the Three Months Ended
	12/31/2004	9/30/2004	6/30/2004	3/31/2004

Debt Transactions(1):
New debt raised	$—	$500,000	$—	$250,000
New debt assumed as part of acquisitions	5,580	114,378	—	—
Total new debt	5,580	614,378	—	250,000

Debt retired	—	—	—	(143,000)
Net debt	$5,580	$614,378	$—	$107,000

Equity Transactions:
New common shares issued	—	—	—	34,500
New common equity raised, net	$—	$—	$—	$323,639

New preferred shares issued	—	—	—	—
New preferred equity raised, net	—	—	—	—
Total new equity	$—	$—	$—	$323,639

Preferred equity retired	—	—	—	—
Net equity	$—	$—	$—	$323,639

(1)         The above financing activities excludes drawings and repayments on our revolving credit facility.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

PORTFOLIO SUMMARY

(dollars and sq. ft. in thousands)

	Office	Industrial	Total	Percent
Square Feet:
CBD	10,731	158	10,889	24.7%
Suburban	17,598	15,667	33,265	75.3%
Total	28,329	15,825	44,154	100.0%
Percent	64.2%	35.8%	100.0%

U.S. Government and other government tenants(1)	5,453	—	5,453	12.3%
Medical related tenants(1)	5,220	151	5,371	12.2%
Industrial land leases (Oahu, HI)(1)	—	9,642	9,642	21.8%
Other investment grade tenants(1)(2)	6,730	1,338	8,068	18.3%
Other tenants (1)	8,378	4,136	12,514	28.4%
Vacant	2,548	558	3,106	7.0%
Total	28,329	15,825	44,154	100.0%
Percent	64.2%	35.8%	100.0%

Annualized Rental Income(3):
CBD	$267,238	$1,063	$268,301	39.9%
Suburban	308,702	95,437	404,139	60.1%
Total	$575,940	$96,500	$672,440	100.0%
Percent	85.6%	14.4%	100.0%

U.S. Government and other government tenants	$114,566	$—	$114,566	17.0%
Medical related tenants	123,271	788	124,059	18.4%
Industrial land leases (Oahu, HI)	—	43,097	43,097	6.4%
Other investment grade tenants(2)	141,419	17,620	159,039	23.7%
Other tenants	196,684	34,995	231,679	34.5%
Total	$575,940	$96,500	$672,440	100.0%
Percent	85.6%	14.4%	100.0%

(1)         Sq. ft. is pursuant to signed leases as of December 31, 2004, and includes (i) space being fitted out for occupancy and (ii) space which is leased but being offered for sublease.

(2)         Excludes investment grade tenants included above.

(3)         Annualized rental income is rents pursuant to signed leases as of December 31, 2004, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

SUMMARY OF PROPERTIES BY MAJOR MARKET

(sq. ft. in thousands)

	As of 12/31/04			For theThree Months Ended 12/31/04
Market	Properties	Sq. Ft.	% Sq. Ft.	% of Rental Income(1)	% NOI(2)
Metro Philadelphia, PA	21	5,452	12.3%	18.4%	14.8%
Metro Washington, DC	20	2,645	6.0%	11.1%	11.7%
Metro Boston, MA	39	2,979	6.7%	9.1%	10.3%
Oahu, HI	12	9,699	22.0%	6.4%	8.5%
Southern California	24	1,444	3.3%	7.1%	7.9%
Metro Atlanta, GA	36	1,845	4.2%	5.0%	5.1%
Metro Austin, TX	26	2,809	6.4%	5.4%	4.5%
Other markets	197	17,281	39.1%	37.5%	37.2%
Total	375	44,154	100.0%	100.0%	100.0%

	Percent NOI For the Three Months Ended(2)
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
Metro Philadelphia, PA	14.8%	19.9%	21.0%	21.4%	23.9%
Metro Washington, DC	11.7%	11.4%	11.3%	11.1%	12.4%
Metro Boston, MA	10.3%	10.8%	10.6%	10.6%	9.9%
Oahu, HI	8.5%	8.7%	9.9%	10.0%	3.1%
Southern California	7.9%	6.7%	7.0%	8.0%	8.1%
Metro Atlanta, GA	5.1%	4.2%	0.0%	0.0%	0.0%
Metro Austin, TX	4.5%	4.5%	5.0%	5.5%	7.1%
Other markets	37.2%	33.8%	35.2%	33.4%	35.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)         Includes some triple net lease rental income.

(2)         NOI, or net operating income, is defined as property rental income less property operating expenses.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
Properties	375	365	243	240	238
Total square feet	44,154	43,333	36,652	36,026	35,895
Percentage leased	93.0%	93.1%	93.5%	93.2%	93.5%

Leasing Activity (sq. ft.):
New leases	563	471	453	171	376
Renewals	869	1,081	525	319	226
Total	1,432	1,552	978	490	602

Lease Rolldown(1):
New leases	6%	-5%	-16%	-12%	-23%
Renewals	-2%	1%	-7%	-5%	-4%
Weighted average by sq. ft.	1%	0%	-11%	-8%	-16%

Capital Commitments(2):
New leases	$27,921	$15,162	$22,852	$4,334	$14,251
Renewals	16,219	20,865	12,830	5,852	1,503
Total	$44,140	$36,027	$35,682	$10,186	$15,754

Capital Commitments per Sq. Ft.(2):
New leases	$49.59	$32.19	$50.45	$25.35	$37.90
Renewals	$18.66	$19.30	$24.44	$18.34	$6.65
Total	$30.82	$23.21	$36.48	$20.79	$26.17

Weighted Average Lease Term by Sq. Ft. (years):
New leases	9.6	9.1	11.2	6.7	10.0
Renewals	8.4	7.9	9.2	6.2	6.8
Total	8.9	8.2	10.2	6.4	8.6

Capital Commitments per Sq. Ft. per Year:
New leases	$5.17	$3.54	$4.50	$3.78	$3.79
Renewals	$2.22	$2.44	$2.66	$2.96	$0.98
Total	$3.46	$2.83	$3.58	$3.25	$3.04

(1)         Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(2)         Represents commitments to tenant improvements (TI) and leasing commissions and costs (LC).

The above leasing summary is based on leases executed during the periods.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET

(dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed During Three Months Ended 12/31/04			Sq. Ft. Leased
Property Type/Market	Total Sq. Ft. As of 12/31/04	New	Renewals	Total	As of 9/30/2004		Expired	New and Renewals	Acquisitions	As of 12/31/04
Office	28,329	391	694	1,085	25,637		(1,274)	1,085	333	25,781
Industrial	15,825	172	175	347	14,685		(258)	347	493	15,267
Total	44,154	563	869	1,432	40,322		(1,532)	1,432	826	41,048
Percent leased					93.1	%(1)				93.0%

CBD	10,889	97	430	527	10,338		(754)	527	—	10,111
Suburban	33,265	466	439	905	29,984		(778)	905	826	30,937
Total	44,154	563	869	1,432	40,322		(1,532)	1,432	826	41,048
Percent leased					93.1	%(1)				93.0%

Metro Philadelphia, PA	5,452	59	13	72	5,223		(301)	72	—	4,994
Metro Washington, DC	2,645	52	44	96	2,463		(56)	96	—	2,503
Metro Boston, MA	2,979	122	—	122	2,658		(28)	122	—	2,752
Oahu, HI	9,699	35	—	35	9,639		(32)	35	—	9,642
Southern California	1,444	107	66	173	1,349		(121)	173	—	1,401
Metro Atlanta, GA	1,845	32	19	51	1,749		(90)	51	—	1,710
Metro Austin, TX	2,809	59	3	62	2,219		(28)	62	—	2,253
Other markets	17,281	97	724	821	15,022		(876)	821	826	15,793
Total	44,154	563	869	1,432	40,322		(1,532)	1,432	826	41,048
Percent leased					93.1	%(1)				93.0%

(1)         Based on total sq. ft. as of September 30, 2004, excludes acquisitions and effects of space remeasurements during the period.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENT

(sq. ft. in thousands)

Tenant		Sq. Ft.(1)	% of Total Sq. Ft.	% of Annualized Rent(2)	Expiration
1	U.S. Government	5,115	11.6%	15.8%	2005 to 2020
2	GlaxoSmithKline plc	605	1.4%	2.2%	2013
3	PNC Financial Services Group	488	1.1%	1.7%	2011
4	Towers, Perrin, Forster & Crosby, Inc.	476	1.1%	1.7%	2005, 2008, 2011
5	Tyco International Ltd	660	1.5%	1.4%	2007, 2011
6	Motorola, Inc.	770	1.7%	1.3%	2006, 2010
7	Solectron Corporation	765	1.7%	1.3%	2014
8	Manugistics, Inc.	283	0.6%	1.3%	2012
9	Ballard Spahr Andrews & Ingersoll, LLP	230	0.5%	1.2%	2015
10	Westinghouse Electric Corporation	534	1.2%	1.2%	2005, 2010
11	Mellon Bank, N.A.	234	0.5%	1.1%	2012, 2015
12	Fallon Health Clinics	444	1.0%	1.1%	2019
	Total	10,604	23.9%	31.3%

(1)         Sq. ft. is pursuant to signed leases as of December 31, 2004, and includes (i) space being fitted out for occupancy and (ii) space which is leased but being offered for sublease.

(2)         Annualized rent is rents pursuant to signed leases as of December 31, 2004, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	Total as of 12/31/04	2005	2006	2007	2008 and Thereafter

Office:
Total sq. ft.	28,329
Leased sq. ft.(1)	25,781	2,444	1,968	2,734	18,635
Percent	100.0%	9.5%	7.6%	10.6%	72.3%
Annualized rent(2)	$575,940	$57,206	$44,492	$62,559	$411,683
Percent	100.0%	9.9%	7.7%	10.9%	71.5%

Industrial:
Total sq. ft.	15,825
Leased sq. ft.(1)	15,267	361	498	706	13,702
Percent	100.0%	2.4%	3.3%	4.6%	89.7%
Annualized rent(2)	$96,500	$3,456	$3,175	$7,540	$82,329
Percent	100.0%	3.6%	3.3%	7.8%	85.3%

CBD:
Total sq. ft.	10,889
Leased sq. ft.(1)	10,111	706	625	875	7,905
Percent	100.0%	7.0%	6.2%	8.7%	78.1%
Annualized rent(2)	$268,301	$22,005	$18,846	$25,045	$202,405
Percent	100.0%	8.2%	7.0%	9.3%	75.5%

Suburban:
Total sq. ft.	33,265
Leased sq. ft.(1)	30,937	2,099	1,841	2,565	24,432
Percent	100.0%	6.8%	6.0%	8.3%	78.9%
Annualized rent(2)	$404,139	$38,657	$28,821	$45,054	$291,607
Percent	100.0%	9.6%	7.1%	11.1%	72.2%

Total:
Total sq. ft.	44,154
Leased sq. ft.(1)	41,048	2,805	2,466	3,440	32,337
Percent	100.0%	6.8%	6.0%	8.4%	78.8%
Annualized rent(2)	$672,440	$60,662	$47,667	$70,099	$494,012
Percent	100.0%	9.0%	7.1%	10.4%	73.5%

(1)         Sq. ft. is pursuant to signed leases as of December 31, 2004, and includes (i) space being fitted out for occupancy and (ii) space which is leased but being offered for sublease.

(2)         Annualized rent is rents pursuant to signed leases as of December 31, 2004, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 12/31/04	2005	2006	2007	2008 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,452
Leased sq. ft.(1)	4,994	373	145	287	4,189
Percent	100.0%	7.5%	2.9%	5.7%	83.9%
Annualized rent(2)	$124,264	$9,467	$5,455	$5,268	$104,074
Percent	100.0%	7.6%	4.4%	4.2%	83.8%
Metro Washington, DC:
Total sq. ft.	2,645
Leased sq. ft.(1)	2,503	295	167	242	1,799
Percent	100.0%	11.8%	6.7%	9.7%	71.8%
Annualized rent(2)	$74,717	$7,613	$5,090	$7,001	$55,013
Percent	100.0%	10.2%	6.8%	9.4%	73.6%
Metro Boston, MA
Total sq. ft.	2,979
Leased sq. ft.(1)	2,752	197	205	642	1,708
Percent	100.0%	7.2%	7.4%	23.3%	62.1%
Annualized rent(2)	$59,463	$7,363	$4,254	$13,900	$33,946
Percent	100.0%	12.4%	7.2%	23.4%	57.0%
Oahu, HI:
Total sq. ft.	9,699
Leased sq. ft.(1)	9,642	9	—	—	9,633
Percent	100.0%	0.1%	0.0%	0.0%	99.9%
Annualized rent(2)	$43,093	$85	$—	$—	$43,008
Percent	100.0%	0.2%	0.0%	0.0%	99.8%
Southern California:
Total sq. ft.	1,444
Leased sq. ft.(1)	1,401	88	142	281	890
Percent	100.0%	6.3%	10.1%	20.1%	63.5%
Annualized rent(2)	$45,361	$3,694	$5,038	$8,802	$27,827
Percent	100.0%	8.1%	11.1%	19.4%	61.4%
Metro Atlanta, GA:
Total sq. ft.	1,845
Leased sq. ft.(1)	1,710	261	69	131	1,249
Percent	100.0%	15.3%	4.0%	7.7%	73.0%
Annualized rent(2)	$33,761	$4,818	$1,196	$2,634	$25,113
Percent	100.0%	14.3%	3.5%	7.8%	74.4%
Metro Austin, TX:
Total sq. ft.	2,809
Leased sq. ft.(1)	2,253	199	52	579	1,423
Percent	100.0%	8.8%	2.3%	25.7%	63.2%
Annualized rent(2)	$38,218	$4,844	$1,150	$9,595	$22,629
Percent	100.0%	12.7%	3.0%	25.1%	59.2%
Other markets:
Total sq. ft.	17,281
Leased sq. ft.(1)	15,793	1,383	1,686	1,278	11,446
Percent	100.0%	8.8%	10.7%	8.1%	72.4%
Annualized rent(2)	$253,563	$22,778	$25,484	$22,899	$182,402
Percent	100.0%	9.0%	10.1%	9.0%	71.9%
Total:
Total sq. ft.	44,154
Leased sq. ft.(1)	41,048	2,805	2,466	3,440	32,337
Percent	100.0%	6.8%	6.0%	8.4%	78.8%
Annualized rent(2)	$672,440	$60,662	$47,667	$70,099	$494,012
Percent	100.0%	9.0%	7.1%	10.4%	73.5%

(1)         Sq. ft. is pursuant to signed leases as of December 31, 2004, and includes (i) space being fitted out for occupancy and (ii) space which is leased but being offered for sublease.

(2)         Annualized rent is rents pursuant to signed leases as of December 31, 2004, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2004

TEN YEAR PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft Expiring(1)	% of Sq. Ft. Expiring	Annualized Rent Expiring(2)	% of Annualized Rent Expiring
2005	2,805	6.8%	$60,662	9.0%
2006	2,466	6.0%	47,667	7.1%
2007	3,440	8.4%	70,099	10.4%
2008	3,540	8.6%	64,393	9.6%
2009	2,934	7.1%	53,070	7.9%
2010	3,110	7.6%	50,656	7.5%
2011	3,808	9.3%	71,163	10.6%
2012	2,481	6.0%	52,533	7.8%
2013	1,559	3.8%	31,892	4.7%
2014	1,741	4.2%	29,129	4.3%
2015 and thereafter	13,164	32.2%	141,176	21.1%
Total	41,048	100.0%	$672,440	100.0%

Weighted average remaining lease term (in years)	9.5		7.0

(1)         Sq. ft. is pursuant to signed leases as of December 31, 2004, and includes (i) space being fitted out for occupancy and (ii) space which is leased but being offered for sublease.

(2)         Annualized rent is rents pursuant to signed leases as of December 31, 2004, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.